Exhibit 10.6

SHAREHOLDER SUPPORT AGREEMENT AND DEED

This SHAREHOLDER SUPPORT AGREEMENT AND DEED (this “Agreement”) is made and entered into as of [●], 2021, by and among Prenetics Global Limited, a Cayman Islands exempted company (“PubCo”), Prenetics Group Limited, a Cayman Islands exempted company (the “Company”), Artisan Acquisition Corp., a Cayman Islands exempted company (“SPAC”), and certain Persons listed on Schedule A hereto (each, a “Shareholder” and collectively, the “Shareholders”). Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement.

WHEREAS, PubCo, the Company, SPAC, AAC Merger Limited, a Cayman Islands exempted company (“Merger Sub 1”), and PGL Merger Limited, a Cayman Islands exempted company (“Merger Sub 2”), are concurrently herewith entering into a Business Combination Agreement (as the same may be amended, restated or supplemented, the “Business Combination Agreement”) pursuant to which, among other things, SPAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity and a wholly-owned subsidiary of PubCo, and Merger Sub 2 will merge with and into the Company, with the Company being the surviving entity and a wholly-owned subsidiary of PubCo;

WHEREAS, each Shareholder is, as of the date of this Agreement, the sole legal owner of such number of Ordinary Shares and Preferred Shares of the Company set forth opposite such Shareholder’s name on Schedule A hereto (such Ordinary Shares and Preferred Shares, together with any other Company Shares acquired by such Shareholder after the date of this Agreement and during the term of this Agreement, including upon settlement of the Company RSUs or Key Executive RSUs (as the case may be), being collectively referred to herein as the “Subject Shares” of such Shareholder); and

WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, SPAC, the Company and PubCo have requested that the Shareholders enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement and the Business Combination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Article I
Representations and Warranties of the Shareholders

Each Shareholder hereby represents and warrants to SPAC, the Company and PubCo as follows:

1.1            Organization and Standing. If such Shareholder is not a natural person, such Shareholder has been duly organized and is validly existing and in good standing under the Laws of the place of its incorporation or establishment and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. If such Shareholder is not a natural person, such Shareholder is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

1.2            Authorization; Binding Agreement. If such Shareholder is not a natural person, such Shareholder has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate proceedings on the part of such Shareholder are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. If such Shareholder is a natural person, such Shareholder has full legal capacity, right and authority to execute and deliver this Agreement, to perform his/her obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (b) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. If such Shareholder is a natural person who is married and resides in a community property jurisdiction, then such Shareholder’s spouse has executed a spousal consent in the form of Annex I hereto, concurrently with the execution and delivery of this Agreement.

1.3            Governmental Approvals. No Governmental Order on the part of such Shareholder is required to be obtained or made in connection with the execution, delivery or performance by such Shareholder of this Agreement or the consummation by such Shareholder of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, an adverse effect on the ability of such Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by such Shareholder do not and will not (a) conflict with or violate any provision of the Organizational Documents of such Shareholder (if such Shareholder is not a natural person), (b) conflict with or violate any Law or Governmental Order applicable to such Shareholder or any of its, his or her properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by such Shareholder under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of such Shareholder under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of such Shareholder, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.5            Subject Shares. Such Shareholder is the sole legal and beneficial owner of the Company Shares set forth opposite such Shareholder’s name on Schedule A hereto, and all such Company Shares are owned by such Shareholder free and clear of all Encumbrances, other than Encumbrances pursuant to this Agreement, the Organizational Documents of the Company, the Shareholders’ Agreement or applicable federal or state securities Laws. Such Shareholder does not own legally or beneficially any shares of the Company other than the Subject Shares. Such Shareholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement. For the avoidance of doubt, the first sentence in this Section 1.5 refers to beneficial owner of the title to the Company Shares and does not refer to “beneficial owner” of such shares as the term is used under Section 13(d) of the Exchange Act.

1.6            Business Combination Agreement. Such Shareholder understands and acknowledges that SPAC, the Company and PubCo are entering into the Business Combination Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement. Such Shareholder has received a copy of the Business Combination Agreement and is familiar with the provisions of the Business Combination Agreement.

1.7            Adequate Information. Such Shareholder is a sophisticated shareholder and has adequate information concerning the business and financial condition of SPAC, PubCo and the Company to make an informed decision regarding this Agreement and the transactions contemplated by the Business Combination Agreement and has independently and without reliance upon SPAC, PubCo or the Company and based on such information as such Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Shareholder acknowledges that SPAC, PubCo and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Shareholder acknowledges that the agreements contained herein with respect to the Subject Shares held by such Shareholder are irrevocable unless the Business Combination Agreement is terminated in accordance with its terms and shall only terminate upon the termination of this Agreement.

1.8            Restricted Securities. Such Shareholder understands that the Shareholder Merger Consideration that such Shareholder may receive in connection with its Subject Shares and the Acquisition Merger, including upon settlement of the Converted RSU Awards or Converted Key Executive RSU Awards (as the case may be), may be “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, such Shareholder may be required to hold such Shareholder Merger Consideration indefinitely unless (a) they are registered with the SEC and qualified by state authorities, or (b) an exemption from such registration and qualification requirements is available, and that any certificates or book entries representing the PubCo Ordinary Shares shall contain a legend to such effect.

Article II
Representations and Warranties of SPAC

SPAC hereby represents and warrants to PubCo, the Company and each Shareholder as follows:

2.1            Organization and Standing. SPAC is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. SPAC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. SPAC is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

2.2            Authorization; Binding Agreement. SPAC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of SPAC and, other than the SPAC Shareholders’ Approval, no other corporate proceedings on the part of SPAC are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by SPAC and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3            Governmental Approvals. No Governmental Order on the part of SPAC is required to be obtained or made in connection with the execution, delivery or performance by SPAC of this Agreement or the consummation by SPAC of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

2.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by SPAC do not and will not (a) conflict with or violate any provision of the SPAC Charter, (b) conflict with or violate any Law or Governmental Order applicable to SPAC or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by SPAC under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of SPAC under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of SPAC, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article III
Representations and Warranties of PubCo

PubCo hereby represents and warrants to SPAC, the Company and each Shareholder as follows:

3.1            Organization and Standing. PubCo is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. PubCo has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. PubCo is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

3.2            Authorization; Binding Agreement. PubCo has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of PubCo and no other corporate proceedings on the part of PubCo are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by PubCo and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of PubCo, enforceable against PubCo in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3            Governmental Approvals. No Governmental Order on the part of PubCo is required to be obtained or made in connection with the execution, delivery or performance by PubCo of this Agreement or the consummation by PubCo of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

3.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by PubCo will not (a) conflict with or violate any provision of Organizational Documents of PubCo, (b) conflict with or violate any Law or Governmental Order applicable to PubCo or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by PubCo under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of PubCo under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of PubCo, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article IV
Representations and Warranties of the Company

The Company hereby represents and warrants to SPAC, PubCo and each Shareholder as follows:

4.1            Organization and Standing. The Company is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

4.2            Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of the Company and, other than the Company Shareholders’ Approval, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3            Governmental Approvals. No Governmental Order on the part of the Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

4.4            Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Company will not (a) conflict with or violate any provision of Organizational Documents of the Company, (b) conflict with or violate any Law or Governmental Order applicable to the Company or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of the Company, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article V
Agreement to Vote; Certain Other Covenants of the Shareholders

Each Shareholder covenants and agrees with SPAC, PubCo and the Company during the term of this Agreement as follows:

5.1            Agreement to Vote.

(a)            In Favor of Acquisition Merger and the Company Shareholders’ Approval. At any meeting of the shareholders of the Company or any class of shareholders of the Company called to seek the Company Shareholders’ Approval, or at any adjournment or postponement thereof, or in connection with any written consent of the shareholders of the Company or any class of shareholders of the Company or in any other circumstances upon which a vote, consent or other approval with respect to the Business Combination Agreement, any other Transaction Documents, the Acquisition Merger, or any other Transaction is sought, such Shareholder shall (i) if a meeting is held, appear at such meeting in person or by proxy or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by class vote and/or written consent, if applicable) the Subject Shares in favor of granting the Company Shareholders’ Approval or, if there are insufficient votes in favor of granting the Company Shareholders’ Approval, in favor of the adjournment or postponement of such meeting of the shareholders of the Company to a later date.

(b)            Against Other Transactions. At any meeting of shareholders of the Company or any class of shareholders of the Company or at any adjournment or postponement thereof, or in connection with any written consent of the shareholders of the Company or in any other circumstances upon which such Shareholder’s vote, consent or other approval is sought, such Shareholder shall:

(i)            if a meeting is held, appear at such meeting in person or by proxy or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum; and

(ii)           vote (or cause to be voted) the Subject Shares (including by proxy, withholding class vote and/or written consent, if applicable) against (i) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Acquisition Merger), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any public offering of any Equity Securities of the Company or any of its Subsidiaries or any successor entity of the Company or such Subsidiary (other than any such transaction permitted under the Business Combination Agreement), (ii) any Company Acquisition Proposal, and (iii) any amendment of Organizational Documents of the Company or other proposal or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal or transaction would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Document, the Initial Merger, the Acquisition Merger, any other Transaction or change in any manner the voting rights of any class of the Company’s share capital.

(c)            Revoke Other Proxies. Such Shareholder represents and warrants that any proxies or powers of attorney heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies or powers of attorney have been or are hereby revoked.

(d)            Irrevocable Proxy and Power of Attorney. Such Shareholder hereby unconditionally and irrevocably grants to, and appoints the Key Executive as such Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote the Subject Shares, or grant a written consent or approval in respect of the Subject Shares in a manner consistent with Section 5.1. Such Shareholder understands and acknowledges that the Company, PubCo and SPAC are entering into the Business Combination Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement. Such Shareholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 5.1(d) is given in connection with the execution of the Business Combination Agreement, and that such irrevocable proxy and power of attorney is given to secure the performance of the duties of such Shareholder under this Agreement. Such Shareholder hereby further affirms that the irrevocable proxy and power of attorney is coupled with an interest and may under no circumstances be revoked. Such Shareholder hereby ratifies and confirms all that such proxy and attorney may lawfully do or cause to be done by virtue hereof. SUCH IRREVOCABLE PROXY AND POWER OF ATTORNEY IS EXECUTED AND INTENDED TO BE IRREVOCABLE IN ACCORDANCE WITH THE PROVISIONS OF THE POWERS OF ATTORNEY ACT (AS REVISED) OF THE CAYMAN ISLANDS. The irrevocable proxy and power of attorney granted hereunder shall only terminate upon the termination of this Agreement.

5.2            No Transfer. Other than (a) pursuant to this Agreement, [(b) Transfer by such Shareholder to his wholly owned Subsidiaries (subject to such wholly owned Subsidiary entering into a written agreement agreeing to be bound by the terms and conditions of this Agreement),]1 or (c) upon the consent of the Company and SPAC, from the date of this Agreement until the date of termination of this Agreement, such Shareholder shall not, directly or indirectly, (i) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any Person other than pursuant to the Acquisition Merger; (ii) grant any proxies (other than as set forth in this Agreement or a proxy granted to a representative of such Shareholder to attend and vote at a shareholders meeting which is voted in accordance with this Agreement) or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares; (iii) take any action that would make any representation or warranty of such Shareholder herein untrue or incorrect, or have the effect of preventing or disabling such Shareholder from performing its obligations hereunder; or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying such Shareholder from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void. Such Shareholder hereby authorizes and requests SPAC or the Company to notify the Company’s transfer agent or such other Person with the responsibility for maintaining the Company’s register of members that there is a stop transfer order with respect to all of the Subject Shares (and that this Agreement places limits on the voting of the Subject Shares). Such Shareholder agrees with, and covenants to, SPAC, PubCo and the Company that such Shareholder shall not request that the Company register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares in violation of this Section 5.2.

5.3            Waiver of Dissenters’ Rights. Such Shareholder hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 238 of the Cayman Act and any other similar statute in connection with the Acquisition Merger and the Business Combination Agreement.

1 The bracketed language is only included in shareholder support agreements and deeds signed by certain management shareholders.

5.4            New Shares. In the event that prior to the Acquisition Closing (i) any Company Shares or other securities of the Company are issued or otherwise distributed to a Shareholder pursuant to any share dividend or distribution, or any change in any of the Company Shares or other share capital of the Company by reason of any share split-up, subdivision, recapitalization, combination, reverse share split, consolidation, exchange of shares or the like, (ii) a Shareholder acquires legal or beneficial ownership of any Company Shares after the date of this Agreement, including upon settlement of the Company RSUs or Key Executive RSUs (as the case may be), or (iii) a Shareholder acquires the right to vote or share in the voting of any Company Shares after the date of this Agreement (collectively, the “New Securities”), the terms “Subject Shares” shall be deemed to refer to and include such New Securities (including all such share dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

5.5            Shareholders’ Consent, Authorization or Approval. Each Shareholder hereby irrevocably agrees and confirms that, insofar as (i) such Shareholder’s consent, authorization or approval is required, or (ii) such Shareholder forms part of a class of Company Shareholders whose consent, authorization or approval is required, in any such case in respect of or in connection with the transactions contemplated by the Business Combination Agreement and the other Transaction Documents, including the matters as set out in items (b), (e) and (g) of Part I and item (a) of Part II of the Special Corporate Matters (as defined in the Shareholders’ Agreement and the Company Charter) and as may be required by Article 18 (Modification Of Rights) of the Company Charter, such Shareholder hereby grants, provides and gives such consent, authorization or approval, and all specific resolutions that may be required to have been adopted by such Shareholder or class of shareholders in connection with the transactions contemplated by the Business Combination Agreement and the other Transaction Documents are hereby deemed adopted and approved by such Shareholder.

5.6            [Mutual Releases.

(a)            Shareholder Release. Each Shareholder, on his own behalf and on behalf of each of his controlled Affiliates (other than the Company or any of the Company’s Subsidiaries) and each of his heirs, successors, assigns and executors (each, a “Shareholder Releasor”), effective as at the Acquisition Effective Time, shall be deemed to have, and hereby does, irrevocably, unconditionally, knowingly and voluntarily release, waive, relinquish and forever discharge PubCo, the Company, SPAC, their respective Subsidiaries and each of their respective successors, assigns, heirs, executors, officers, directors, partners, managers and employees (in each case in their capacity as such) (each, a “Shareholder Releasee”), from (x) any and all obligations or duties PubCo, the Company, SPAC or any of their respective Subsidiaries has prior to or as of the Acquisition Effective Time to such Shareholder Releasor or (y) all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Shareholder Releasor has prior to or as of the Acquisition Effective Time, against any Shareholder Releasee arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Acquisition Effective Time (except in the event of fraud on the part of a Shareholder Releasee); provided, however, that nothing contained in this Section 5.6(a) shall release, waive, relinquish, discharge or otherwise affect the rights or obligations of such Shareholder (i) arising under this Agreement, the Business Combination Agreement or the other Transaction Documents, including the right to receive PubCo Class A Ordinary Shares or PubCo Class B Ordinary Shares, as applicable, at the Acquisition Merger Effective Time and for any amounts owed pursuant to the terms set forth therein, (ii) for indemnification or contribution, in any Shareholder Releasor’s capacity as an officer or director of the Company, whether under Contract, the Company Charter or otherwise, (iii) arising under any then-existing insurance policy of the Company or PubCo, (iv) pursuant to a contract and/or policy of the Company, to reimbursements for reasonable and necessary business expenses incurred and documented prior to the Acquisition Effective Time, (v) any employment compensation or benefits matter owed to Shareholder Releasor in his or her capacity as a director, manager, officer or employee of PubCo, the Company, or their respective Affiliates or Subsidiaries, (vi) any employment agreement, restricted share unit award agreement, confidentiality agreement, non-competition agreement or any other agreement of similar nature entered into in the Ordinary Course with such Shareholder, (vii) any Liabilities of a Shareholder Releasee in connection with any future transactions between the parties that are not related to the Business Combination Agreement, the Transactions, the other Transaction Documents, or the transactions contemplated thereby, or (viii) for any claim for fraud.

(b)            Company Release. Each of PubCo, the Company, SPAC and their respective Subsidiaries and each of its and their successors, assigns and executors (each, a “Company Releasor”), effective as at the Acquisition Effective Time, shall be deemed to have, and hereby does, irrevocably, unconditionally, knowingly and voluntarily release, waive, relinquish and forever discharge each Shareholder and his successors, assigns, heirs and executors (each, a “Company Releasee”), from (x) any and all obligations or duties such Company Releasee has prior to or as of the Acquisition Effective Time to such Company Releasor, (y) all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Company Releasor has, may have or might have or may assert now or in the future, against any Company Releasee arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Acquisition Effective Time (except in the event of fraud on the part of a Company Releasee); provided, however, that nothing contained in this Section 5.6(b) shall release, waive, relinquish, discharge or otherwise affect the rights or obligations of any Company Releasor (i) arising under this Agreement, the Business Combination Agreement or the other Transaction Documents or (ii) for any claim for fraud.]2

Article VI
Shareholder Lock-Up

6.1            Shareholder Lock-Up. Pursuant to the Shareholders’ Agreement, each Preferred Shareholder (as defined in the Shareholders’ Agreement) has agreed not to Transfer or dispose of any Company Shares owned by it/him/her until after the expiry of the applicable lock-up period as required by the underwriters and sponsors of the Qualified IPO (as defined in the Shareholders’ Agreement). Subject to the consummation of the Acquisition Merger, each Shareholder covenants and agrees not to, during the Applicable Period, without the prior written consent of the board of directors of PubCo, Transfer any PubCo Ordinary Shares received by it as a result of the Acquisition Merger and any PubCo Ordinary Shares received upon settlement of Converted RSU Awards or Converted Key Executive RSU Awards (the “Lock-Up Shares”); provided, however, that the foregoing shall not apply to:

(a)            Transfers to a partnership, limited liability company or other entity of which such Shareholder is the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(b)            if such Shareholder is a natural person, Transfers (A) by gift to any member of such Shareholder’s Immediate Family; (B) to a family trust, established for the exclusive benefit of such Shareholder or any of his Immediate Family for estate planning purposes; (C) by virtue of laws of descent and distribution upon death of such Shareholder; or (D) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union;

2 The bracketed language is only included in shareholder support agreements and deeds signed by certain management shareholders.

(c)            if such Shareholder is not a natural person, Transfers (A) to another Person that is an affiliate of the Shareholder, or to any investment fund or other entity Controlling, Controlled by, managing or managed by or under common Control with the Shareholder or its affiliates or who shares a common investment advisor with the Shareholder; (B) as part of a distribution to members, partners or shareholders of the Shareholder via dividend or share repurchase; or (C) by gift to a charitable organization or to a charitable foundation;

(d)            if such Shareholder is not a natural person, Transfers by virtue of the Laws of the state of the Shareholder’s organization and the Shareholder’s Organizational Documents upon dissolution of the Shareholder;

(e)            the issuance of PubCo Ordinary Shares in settlement of the Converted RSU Awards or Converted Key Executive RSU Awards (as the case may be) and any related transfer of PubCo Ordinary Shares to PubCo in connection therewith (A) deemed to occur upon “net settlement” of the Converted RSU Awards or Converted Key Executive RSU Awards (as the case may be) or (B) for the purpose of paying the settlement price of the Converted RSU Awards or Converted Key Executive RSU Awards (as the case may be) or for paying taxes due as a result of the settlement of the Converted RSU Awards or Converted Key Executive RSU Awards (as the case may be), it being understood that all PubCo Ordinary Shares received upon such settlement or transfer will remain subject to the restrictions of this Article VI during the Applicable Period;

(f)            Transfers relating to PubCo Ordinary Shares or other securities convertible into or exercisable or exchangeable for PubCo Ordinary Shares acquired in open market transactions after the Acquisition Closing;

(g)            the entry, at any time after the Acquisition Closing, by a Shareholder into any trading plan providing for the sale of PubCo Ordinary Shares meeting the requirements of Rule 10b5-1(c) under the Exchange Act, provided that such plan does not provide for, or permit, the sale of any PubCo Ordinary Shares during the Applicable Period insofar as it relates to the applicable Lock-Up Shares and no public announcement or filing is voluntarily made or required regarding such plan during the Applicable Period insofar as it relates to the applicable Lock-Up Shares;

(h)            Transfers in the event of completion of a liquidation, merger, exchange of shares or other similar transaction which results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property; and

(i)             pledges of Lock-Up Shares by a holder thereof that create a mere security interest in such Lock-Up Shares pursuant to a bona fide loan or indebtedness transaction so long as such holder continues to control the exercise of the voting rights of such pledged Lock-Up Shares (as well as any foreclosure on such pledged Lock-Up Shares so long as the transferee in such foreclosure agrees to become a party to this Agreement and be bound by all obligations applicable to a Shareholder, provided that such agreement shall only take effect in the event that the transferee takes possession of the Lock-Up Shares as a result of foreclosure);

provided, further, however, that in the case of clauses (a) through (d) and (i), these permitted transferees shall enter into a written agreement, in substantially the form of this Article VI, agreeing to be bound by the restrictions on Transfer of Lock-Up Shares prior to such Transfer.

6.2            No Amendment or Waiver. Neither the Company nor PubCo shall amend or waive the lock-up restriction agreed with any of the Shareholders hereunder, unless the Company or PubCo, as the case may be, extends such amendment and/or waiver to (a) all Shareholders which are party hereto and (b) the Sponsor with respect to the lock-up restrictions in the Sponsor Support Agreement, under the same terms and conditions (including, for the avoidance of doubt, the timing of any release from such lock-up restriction) and on a pro rata basis. The Company and PubCo shall provide at least five (5) Business Days’ advance written notice to all Shareholders which are party hereto of any such amendment or waiver.

6.3            Certain Definitions For purposes of this Article VI:

(a)            “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act;

(b)            “Applicable Period” means the period commencing on the Acquisition Closing Date and ending:

(i)          for all PubCo Ordinary Shares the Key Executive or any of his controlled affiliate(s) is entitled to receive as Acquisition Merger Consideration and upon settlement of the Converted Key Executive RSU Awards (collectively, the “Key Executive Lock-Up Shares”), (A) with respect to fifty percent (50%) of the Key Executive Lock-Up Shares, on the earliest of (x) one (1) year after the Acquisition Closing Date, (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty- (30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date; and (B) with respect to fifty percent (50%) of the Key Executive Lock-Up Shares, eighteen (18) months after the Acquisition Closing Date; and

(ii)         for all PubCo Ordinary Shares any Shareholder (other than the Key Executive or any of his controlled affiliates(s)) is entitled to receive as Acquisition Merger Consideration and upon settlement of the Converted RSU Awards, on the earliest of (x) 180 days after the Acquisition Closing Date, (y) the date following the Acquisition Closing Date on which PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty- (30) trading day period commencing at least one hundred fifty (150) days after the Acquisition Closing Date; and

(c)            “Immediate Family” shall mean, as to a natural person, such individual’s spouse, former spouse, domestic partner, child (including by adoption), father, mother, brother or sister, and lineal descendant (including by adoption) of any of the foregoing persons.

Article VII
Additional Agreements of the Parties

7.1            Existing Shareholder Agreements. Each of the Shareholders and the Company hereby agrees that, in accordance with the terms thereof, (i) the Shareholders’ Agreement, (ii) any rights of such Shareholder under the Shareholders’ Agreement and (iii) any rights under any other agreement providing for redemption rights, put rights, purchase rights or other similar rights not generally available to the shareholders of the Company, shall be terminated effective as of the Acquisition Effective Time, and thereupon shall be of no further force or effect, without any further action on the part of any of the Shareholders or the Company, and neither the Company, the Shareholders, nor any of their respective affiliates or subsidiaries shall have any further rights, duties, liabilities or obligations thereunder and each Shareholder and the Company hereby releases in full any and all claims with respect thereto with effect on and from the Acquisition Effective Time.

7.2            Termination. This Agreement shall terminate upon the earliest of (i) the Acquisition Effective Time (provided, however, that upon such termination, Article VI shall survive in accordance with its terms and Section 5.3, this Section 7.2, Section 7.3, Section 8.1 and Section 8.2 shall survive indefinitely) and (ii) the termination of the Business Combination Agreement in accordance with its terms, and upon such termination, no party shall have any liability hereunder other than for its actual fraud or for its willful and material breach of this Agreement prior to such termination.

7.3            Additional Matters. Each Shareholder shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as SPAC, the Company or PubCo may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and the other Transaction Documents and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of the Company or the Cayman Act) which would impede, disrupt, prevent or otherwise adversely affect the consummation of the Acquisition Merger or any other Transaction.

Article VIII
General Provisions

8.1            Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company, PubCo and SPAC in accordance with Section 11.3 of the Business Combination Agreement and to each Shareholder at its address set forth set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

8.2            Miscellaneous. The provisions of Section 1.2 and Article XI of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GROUP LIMITED

Signature:

Name:

Title:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Shareholders Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ARTISAN ACQUISITION CORP.

Signature:

Name:

Title:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Shareholders Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GLOBAL LIMITED

Signature:

Name:

Title:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Shareholders Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

For Shareholders which are Entities:	For Shareholders who are Natural Persons:

Signature:	Signature:
Name:	Name:
Title:

In the presence of:	In the presence of:

Witness:	Witness:

Name:	Name:
Title:	Title:

[Signature Page to Shareholders Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

For Shareholders which are Entities:	For Shareholders who are Natural Persons:

Signature:	Signature:
Name:	Name:
Title:

In the presence of:	In the presence of:

Witness:	Witness:

Name:	Name:
Title:	Title:

[Signature Page to Shareholders Support Agreement and Deed]

ANNEX I

FORM OF SPOUSAL CONSENT

Dated ____, 2021

The undersigned represents and warrants that the undersigned is the spouse of:

[Name of Shareholder]

and that the undersigned is familiar with the terms of (a) the Shareholders Support Agreement and Deed (the “Agreement”), dated as of September _____, 2021, by and among Prenetics Global Limited, a Cayman Islands exempted company, Prenetics Group Limited, a Cayman Islands exempted company, Artisan Acquisition Corp., a Cayman Islands exempted company and the other parties signatory thereto from time to time, and (b) the Business Combination Agreement dated as of September _____, 2021, by and among Prenetics Group Limited, Artisan Acquisition Corp., Prenetics Global Limited, AAC Merger Limited, a Cayman Islands exempted company, and PGL Merger Limited, a Cayman Islands exempted company.

The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse.

The undersigned further agrees that the undersigned’s community property interest or quasi community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned.

The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest or quasi community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Name:	In the presence of:

Witness:

Name:

Annex I